T. Rowe Price International Bond Fund

Supplement to Summary Prospectus dated May 1, 2010

The following information updates the Summary Prospectus for the T. Rowe Price International Bond Fund. These changes become effective on March 1, 2011.

The last sentence of the first paragraph is revised as follows:

This Summary Prospectus incorporates by reference the fund’s prospectus dated May 1, 2010, prospectus supplement dated February 18, 2011, and Statement of Additional Information dated May 1, 2010.

The first two sentences of the first paragraph under “Principal Investment Strategies” are deleted and replaced with the following:

Normally, the fund will invest at least 80% of its net assets in foreign bonds and 65% of its net assets in foreign bonds that are rated within the three highest credit categories (i.e., A- or equivalent, or better), as determined by at least one nationally recognized credit rating agency or, if unrated, deemed to be of comparable quality by T. Rowe Price. If a bond is split-rated (i.e., assigned different ratings by different credit rating agencies), the higher rating will be used. The fund may invest up to 20% of its total assets in bonds that have received a below investment-grade rating from each of the rating agencies that has assigned a rating to the bond (or, if unrated, deemed to be below investment-grade quality by T. Rowe Price), including those in default or with the lowest rating.

The date of this supplement is February 18, 2011.

F76-042-S  2/18/11